UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

NUTEX HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, at its Annual Meeting of Stockholders (the “Annual Meeting”) held on June 29, 2023, the stockholders of Nutex Health Inc. (“Nutex” or the “Company”) approved the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan (the “2023 Plan”) and the Nutex Health Inc. 2023 Employee Stock Purchase Plan (the “2023 ESPP”). Under the 2023 ESPP, the first Purchase Period (as defined in the 2023 ESPP) will commence on July 1, 2023 and terminate on September 30, 2023. The 2023 Plan and 2023 ESPP are described in more detail in Nutex’s 2023 definitive proxy statement on Form DEF 14A (“Proxy Statement”), filed with the Securities and Exchange Commission on May 19, 2023.

The foregoing description, and the description incorporated by reference from the Proxy Statement, are qualified in their entirety by reference to the 2023 Plan and the 2023 ESPP, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, to this Current Report on 8-K, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”), to:

●	increase the number of authorized shares of our common stock from 900,000,000 to 950,000,000; and

●	add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law.

The Board previously adopted the Second Amended and Restated Certificate of Incorporation subject to approval by the Company’s stockholders at the Annual Meeting. The Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on 8-K and is incorporated herein by reference. A more detailed description of the Second Amended and Restated Certificate of Incorporation and the changes effected was included in the Company’s Proxy Statement, which description is incorporated in its entirety herein by reference. The foregoing description of the Second Amended and Restated Certificate of Incorporation is not intended to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Nutex was held on June 29, 2023, to vote on the following nine proposals, for which the final vote results are set forth below:

1.	Each of our director nominees was elected for a term expiring in 2024.

Nominee	For	Withheld	Total Broker Non-Votes
Thomas T. Vo	397,131,242	33,156,112	55,272,241
Warren Hosseinion	374,224,778	56,062,576	55,272,241
Danniel Stites	414,842,569	15,444,785	55,272,241
John Waters	413,165,593	17,121,761	55,272,241
Cheryl Grenas	397,331,961	32,955,393	55,272,241
Michael L. Reed	397,189,984	33,097,370	55,272,241
Mitchel Creem	409,459,787	20,827,567	55,272,241

2.	The Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
341,569,765	86,737,458	1,980,131	55,272,241

3.	An amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 900,000,000 to 950,000,000 was approved.

For	Against	Abstain
329,679,669	154,683,357	1,196,569

4.	An amendment to our Amended and Restated Certificate of Incorporation to limit the liability of officers of Nutex Health Inc. as permitted by recent amendments to Delaware law was approved.

For	Against	Abstain	Broker Non-Votes
370,312,805	55,325,133	4,649,416	55,272,241

5.	The compensation of our named executive officers was approved, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
357,154,478	72,863,958	268,918	55,272,241

6.	“3 Years” was approved, on an advisory basis, as the frequency with which the Company should hold future advisory votes on the compensation of the Company’s named executive officers.

3 Years	2 Years	1 Year	Broker Non-Votes
332,467,009	2,186,394	95,622,360	55,283,832

7.	An amendment to the Company’s Second Amended and Restated Certificate of Incorporation was approved to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-15, if and when determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

For	Against	Abstain
388,368,187	95,908,290	1,283,118

8.	Marcum LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain
438,372,406	43,567,308	3,619,881

9.	The Nutex Health Inc. 2023 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
423,424,537	5,283,394	1,579,423	55,272,241

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1*	Second Amended and Restated Certificate of Incorporation
10.1	Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan (incorporated by reference to Appendix A to the Registrant’s Final Proxy filed on May 19, 2023 (File No. 001-41346).
10.2*	Nutex Health Inc. 2023 Employee Stock Purchase Plan
104	Cover Page Interactive Data File – (embedded within Inline XBRL document).

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 5, 2023
Nutex Health Inc.

By: /s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer